UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 10, 2018

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

The information included in Item 7.01 below is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 10, 2018, APX Group Holdings, Inc. (the “Company”) will be participating in the Morgan Stanley Business Services One-on-One Day at Morgan Stanley’s headquarters at 1585 Broadway, New York, New York. The Company intends to present information to investors that will include, among other things, certain preliminary unaudited financial results for the Company’s fiscal quarter ended March 31, 2018, as set forth below.

For the quarter ended March 31, 2018, the Company’s total revenues based on ASC 606 are estimated to be between $244 million and $249 million, net loss is estimated to be between $82 million and $87 million, and Adjusted EBITDA, calculated in accordance with the agreements governing the Company’s notes and the credit agreement governing the Company’s revolving credit facility, is estimated to be between $118 million and $124 million. For the quarter, New Subscribers are estimated to be between 55,000 and 56,000 and attrition between 10.2% and 11.2%.

The selected preliminary financial data in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the management of the Company. The information and estimates have not been compiled or examined by the Company’s independent auditors and are subject to revision as the Company prepares its financial statements as of and for the quarter ended March 31, 2018. Because the Company has not completed its normal quarterly closing, review and audit procedures for the quarter ended March 31, 2018, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the quarter ended March 31, 2018 will not differ materially from these estimates. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results for the quarter ended March 31, 2018 are not necessarily indicative of the results to be achieved for any future period.

The Company adopted Accounting Standards Codification (“ASC”), Topic 606 (“ASC 606”), Revenue from Contracts with Customers, the new U.S. accounting standard that deals with revenue recognition, using the cumulative catch-up transition method. The cumulative effect of applying the new standard to all contracts with customers that were not completed as of January 1, 2018 was recorded as an adjustment to accumulated deficit as of the adoption date.

The information in this Current Report on Form 8-K is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements regarding, among other things, statements with respect to certain preliminary unaudited financial results for the Company’s quarter ended March 31, 2018, which are subject to finalization and contingencies associated with the Company’s quarterly financial and accounting procedures. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by the Company’s competitors;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components;

•	the introduction of unsuccessful new products and services;

•	privacy and data protection laws, privacy or data breaches, or the loss of data; and

•	the impact to the Company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan and the Best Buy Smart Home powered by Vivint program.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are more fully described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “SEC”), as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC, and are accessible on the SEC’s website at www.sec.gov. The risks described herein or in the “Risk Factors” section are not exhaustive. New risk factors emerge from time to time and it is not possible for the Company to predict all such risk factors, nor can the Company assess the impact of all such risk factors on is business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements.

All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

Non-GAAP Financial Measures

Adjusted EBITDA is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”).

“Adjusted EBITDA” is defined as net income (loss) before interest expense (net of interest income), income and franchise taxes and depreciation and amortization (including amortization of capitalized subscriber acquisition costs), further adjusted to exclude the effects of certain contract sales to third parties, non-capitalized subscriber acquisition costs, stock based compensation and certain unusual, non-cash, non-recurring and other items permitted in certain covenant calculations under the agreements governing the Company’s notes and the credit agreement governing the Company’s revolving credit facility.

The Company believes that the presentation of Adjusted EBITDA is appropriate to provide additional information to investors about the calculation of, and compliance with, certain financial covenants in the indentures governing the Company’s notes and the credit agreement governing the Company’s revolving credit facility. The Company cautions investors that amounts presented in accordance with its definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because not all issuers and analysts calculate Adjusted EBITDA in the same manner.

Adjusted EBITDA is not a measurement of the Company’s financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity.

See the following table for a quantitative reconciliation of Adjusted EBITDA to Net Loss, which the Company believes is the most comparable financial measure calculated in accordance with GAAP.

$ in millions	Three Months Ended March 31, 2018
Net loss	$(82.0)	—	$(87.0)
Interest expense, net	57.0	—	60.2
Other expense, net	4.2	—	6.0
Income tax benefit	(0.3)	—	(0.8)
Gain on sale of spectrum (i)	(48.9)	—	(51.9)
Depreciation and amortization (ii)	27.0	—	31.0
Amortization of capitalized contract costs	93.4	—	97.4
Non-capitalized subscriber acquisition costs (iii)	69.8	—	71.8
Non-cash compensation (iv)	(0.1)	—	(0.6)
Other Adjustments (v)	8.8	—	12.8
Adjustment for change in accounting principle (Topic 606)(vi)	(10.9)		(14.9)

Adjusted EBITDA	$118.0	—	$124.0

Note: Amounts shown are estimates

i.	Gain on sale of spectrum intangible assets during the three months end March 31, 2018.
ii.	Excludes loan amortization costs that are included in interest expense.
iii.	Reflects subscriber acquisition cost that are expensed as incurred because they are not directly related to the acquisition of specific subscribers. Certain other industry participants purchase subscribers through subscriber contract purchases, and as a result, may capitalize the full cost to purchase these subscribers contracts, as compared to our organic generation of new subscribers, which requires us to expense a portion of our subscriber acquisition costs under GAAP.
iv.	Reflects non-cash compensation costs related to employee and director stock and stock option plans
v.	Other adjustments including items such as product development costs, subcontracted monitoring fee savings, non-recurring gain, and other adjustments.
vi.	Adjustment to eliminate the impact of the Company’s adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By: /s/ Dale Gerard
Name: Dale Gerard
Title: Senior Vice President of Finance and Treasurer

Date: May 10, 2018